SUMMARY PROSPECTUS
January 31, 2020
FMI International Fund
Investor Class (Ticker Symbol: FMIJX)
Institutional Class (Ticker Symbol: FMIYX)
Before you invest, you may want to review the FMI International Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information dated January 31, 2020 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.fmifunds.com/fmijx. You can also get this information at no cost by calling 1-800-811-5311 or by sending an e-mail request to info@fmimgt.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or a bank). Instead, the reports will be made available on the Fund's website www.fmifunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-811-5311.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-811-5311 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
A NO-LOAD MUTUAL FUND

FMI Funds, Inc. Advised by Fiduciary Management, Inc. www.fmifunds.com

Investment Objective: FMI International Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	0	0

Maximum Deferred Sales Charge (Load)	0	0

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	0	0

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.70%		0.70%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.20%		0.06%
Shareholder Servicing Fees	0.14%		None
Remaining Other Expenses	0.06%		0.06%
Total Annual Fund Operating Expenses		0.90%		0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$92	$287	$498	$1,108
Institutional Class	$78	$243	$422	$942

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of foreign companies (also referred to as non-U.S. companies). The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States. Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and exchange-traded funds (“ETFs”) based on an international equity index. The Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency hedging transactions.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
Unlike many international funds, the majority of the Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region. Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks. When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects
The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

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Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. A rise in protectionist trade policies slowing global economic growth, risk associated with the United Kingdom's vote to leave the European Union, the trade dispute between the United States and China, the risk of trade disputes with other countries, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

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Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

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Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

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Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments, including foreign political and economic risk not associated with domestic investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or “Brexit”), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

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Geographic Concentration Risk: Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

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Currency Hedging Risk: The Fund generally hedges a significant portion of its foreign stock investments against foreign currency changes in an effort to have its returns more closely reflect the market performance of its investments, rather than the value of the currency. To the extent the Fund hedges portions of its portfolio, its relative performance may differ from that of unhedged portfolios or indices. There is no guarantee the hedges will fully protect against adverse currency movements.

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Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

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Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Class from year to year and how the average annual returns of the Fund’s Investor Class over time compare to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE®”). The performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. For additional information on the index, please see “Index Descriptions” in the Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website at www.fmifunds.com/current-performance/.
FMI International Fund – Investor Class
(Annual total return as of 12/31)
During the period shown on the bar chart, the highest total return for the Fund’s Investor Class shares for a quarter was 10.23% (quarter ended March 31, 2013) and the lowest total return for a quarter was ‑12.16% (quarter ended September 30, 2011).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts IRAs. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Since Investor Class Inception (December 31, 2010)	Since Institutional Class Inception (October 31, 2016)
FMI International Fund – Investor Class
Return before taxes	17.07%	6.80%	8.61%	N/A
Return after taxes on distributions	15.89%	5.73%	7.79%	N/A
Return after taxes on distributions and sale of Fund shares	10.57%	5.05%	6.80%	N/A
FMI International Fund – Institutional Class
Return before taxes	17.23%	N/A	N/A	7.44%
MSCI EAFE® (LOC) (reflects no deduction for fees, expenses or taxes)	21.67%	6.73%	7.51%	9.18%
MSCI EAFE® (USD) (reflects no deduction for fees, expenses or taxes)	22.01%	5.67%	5.26%	9.50%
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	33
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	25
Jonathan T. Bloom, CFA®	Director of Research	10
Robert M. Helf, CFA®	Research Analyst	22
Benjamin D. Karek	Research Analyst	3
Andy P. Ramer, CFA®	Research Analyst	17
Daniel G. Sievers, CFA®	Research Analyst	11
Matthew T. Sullivan, CFA®	Research Analyst	7
Jordan S. Teschendorf, CFA®	Research Analyst	5
Dain C. Tofson, CFA®	Research Analyst	*
* Less than one year

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $2,500 for Investor Class shares and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.
Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.
You may redeem and purchase Investor Class and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund Investor Class and/or Institutional Class shares: through the mail (FMI International Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to redeem or purchase Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.